SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 29, 2012

APPLE REIT SIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA

(State or Other Jurisdiction of Incorporation)

000-51270	20-0620523
(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

(804) 344-8121

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Six, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Items 1.01 and 9.01 of Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

The Agreement and Plan of Merger

On November 29, 2012, the Company, BRE Select Hotels Holdings LP (“Buyer”) and BRE Select Hotels Corp (“BRE Select Hotels”), a wholly-owned subsidiary of Buyer, entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into BRE Select Hotels (the “Merger”), with BRE Select Hotels surviving the Merger. The Merger and the transactions contemplated thereby were unanimously approved by the Company’s Board of Directors. Buyer is an affiliate of Blackstone Real Estate Partners VII L.P., and BRE Select Hotels was formed solely for engaging in the Merger and has not conducted any prior activities.

At the effective time of the Merger, each issued and outstanding Unit (Common Share and related Series A Preferred Share) and each share of Series B convertible preferred stock of the Company (on an as-converted basis), other than any dissenting shares, will be converted into the right to receive consideration with a stated value of $11.10 per Unit consisting of (i) $9.20 in cash and (ii) one share of 7% Series A Cumulative Redeemable Preferred Stock of BRE Select Hotels (the “New Preferred Shares”).

The terms of the New Preferred Shares will include an option for the holder of any New Preferred Shares to redeem all or a portion of such holder’s New Preferred Shares after seven and a half years following issuance, a dividend rate of 7% per share, and a liquidation preference of $1.90 per share subject to downward adjustment should net costs and payments relating to certain legacy litigation and regulatory matters exceed $3.5 million. The New Preferred Shares will also be redeemable by BRE Select Hotels at any time at the liquidation preference and will have limited voting rights. The dividend rate on the New Preferred Shares will increase to 11%, if the New Preferred Shares are not redeemed within five years following issuance.

Buyer has provided the Company with executed equity and debt financing commitments for the transactions contemplated by the Merger Agreement in the amount of $975 million. Blackstone Real Estate Partners VII L.P. has agreed to guarantee certain payment obligations of Buyer, subject to a maximum aggregate liability not to exceed $40 million, plus other specified costs, expenses and payments.

The Merger Agreement also contains customary representations and warranties and covenants including, among others, the following:

•	the Company, Buyer and BRE Select Hotels agreed to prepare and file with the Securities and Exchange Commission, as soon as reasonably practicable following the date of the Merger Agreement, a registration statement on Form S-4 with respect to the New Preferred Shares issuable in the Merger, which registration statement will contain a proxy statement/prospectus for the special meeting of the Company’s shareholders to be held to approve the Merger Agreement; and
•	the Company has agreed not to (i) solicit proposals relating to alternative acquisition transactions or (ii) engage or participate in discussions or negotiations with, or provide nonpublic information to, any person relating to any such alternative acquisition proposal, subject to certain limited exceptions where the failure to take certain action would be inconsistent with the fiduciary duties of the Company’s board of directors.

The Merger Agreement contains various closing conditions, including a condition that the Merger Agreement be approved by the affirmative vote, in each case as a separate voting group, of (i) a majority of the outstanding Common Shares, (ii) more than two-thirds of the outstanding Series A Preferred Shares and (iii) more than two-thirds of the outstanding shares of Series B Convertible Preferred Stock.

The Company may terminate the Merger Agreement under certain circumstances, including if the Company’s board of directors has withdrawn or modified its approval of the Merger or the Merger Agreement in connection with the approval and recommendation of a Superior Proposal (as defined in the Merger Agreement). In connection with such termination, and in certain other circumstances, the Company must pay a fee of $20 million to Buyer, plus certain expenses not to exceed $5 million.

In certain other circumstances, the Merger Agreement provides for Buyer to pay to the Company a fee of $35 million upon termination of the Merger Agreement, plus certain expenses not to exceed $5 million.

Each option to purchase Units outstanding under the Company’s stock incentive plans will be cancelled and converted into the right to receive a cash payment and New Preferred Shares in the same proportion as the holders of Units, as described more fully in the Merger Agreement.

The Company’s dividend reinvestment plan and share redemption program have been suspended in connection with the execution of the Merger Agreement. Also, in accordance with the terms of the Merger Agreement, the Company has suspended dividend payments.

The foregoing description of the Merger Agreement and the New Preferred Shares is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and the form of Certificate of Designations containing the terms of the New Preferred Shares, which are filed as Exhibits 2.1 and 99.1 hereto, respectively, and are incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to provide shareholders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, Buyer or any of their respective affiliates or businesses. The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties have been qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Shareholders should not rely on the representations, warranties, covenants and agreements contained in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Buyer, or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or BRE Select Hotels’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Buyer and their respective affiliates and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement/prospectus that the Company and BRE Select Hotels will be filing in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company or BRE Select Hotels will make with the Securities and Exchange Commission.

Voting Agreement

In order to induce Buyer to enter into the Merger Agreement, concurrently with the execution of the Merger Agreement on November 29, 2012, Glade M. Knight (“Mr. Knight”) entered into a voting agreement (the “Voting Agreement”) with Buyer. Pursuant to the Voting Agreement, Mr. Knight agreed to vote his Common Shares, Series A Preferred Shares and shares of the Series B Convertible Preferred Stock, together with any additional shares of the Company’s capital stock acquired by Mr. Knight after November 29, 2012, in favor of the Merger Agreement and the other transactions contemplated by the Merger Agreement and against any alternative acquisition proposal and any other action that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or result in a breach in any material respect of any covenant, representation or warranty or other obligation or agreement of the Company under the Merger Agreement. Mr. Knight is the record holder and has the power to vote all of the outstanding shares of the Series B Convertible Preferred Stock of the Company and 14,392 Units.

The foregoing description of the Voting Agreement and the transactions contemplated thereby is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Additional Information about the Merger and Where to Find It:

In connection with the proposed Merger of the Company with and into BRE Select Hotels, the Company and BRE Select Hotels intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain a proxy statement/prospectus. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, BRE SELECT HOTELS AND THE MERGER. The proxy statement/prospectus and other materials (when they become available) containing information about the proposed transaction, and any other documents filed by the Company and BRE Select Hotels with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to Apple REIT Six, Inc., 814 East Main Street, Richmond, Virginia 23219, Attention: Investor Relations.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the merger. Information about those executive officers and directors of the Company and their ownership of Company securities is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on April 10, 2012. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and its executive officers and directors in the merger by reading the proxy statement/prospectus regarding the merger when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements:

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely,” or other words or phrases of similar import. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to obtain required shareholder or other third-party approvals required to consummate the proposed merger; the satisfaction or waiver of other conditions in the merger agreement; a material adverse effect on the Company; the outcome of any legal proceedings that may be instituted against the Company and others related to the merger agreement; the failure to consummate debt financing arrangements set forth in a commitment letter received in connection with the merger; the ability of the Company to implement its operating strategy; the Company’s ability to manage planned growth; the outcome of current and future litigation and regulatory proceedings or inquiries; changes in economic cycles;

and competition within the hotel industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 12, 2012. Any forward-looking statement speaks only as of the date of this report and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Item 9.01.	Financial Statements and Exhibits.

a. Financial Statements of business acquired.

None

b. Pro forma financial information.

None

c. Shell company transaction.

None

d. Exhibits.

2.1	Agreement and Plan of Merger, dated as of November 29, 2012, among Apple REIT Six, Inc., BRE Select Hotels Holdings LP and BRE Select Hotels Corp (the Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request)

99.1	Form of Certificate of Designations for New Preferred Shares

99.2	Voting Agreement, dated as of November 29, 2012, between BRE Select Hotels Holdings LP and Glade M. Knight

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE REIT SIX, INC.

Date: December 5, 2012	By:	/s/ Glade M. Knight
Glade M. Knight
Chief Executive Officer